September 28, 2023 Mr. Peter W. Knapper President & Chief Executive Officer SIFCO Industries, Inc. 970 East 64th Street Cleveland, Ohio 44103 Dear Mr. Knapper: This will acknowledge that SIFCO Industries, Inc. (the “Company”) filed its delayed Form 10-Q for the quarter ended June 30, 2023, on EDGAR on September 28, 2023. As a result, the Company has now regained compliance with Section 1007 of the NYSE American Company Guide and it will be removed from the late filers’ list disseminated to data vendors and posted on the Listed Standards Filing Status page on www.nyse.com. Also, the “LF” indicator posted on the Profile, Data and News pages related to each issue will be removed. If you have any questions, please contact Vaughn Smith at 212-656-2248 or vaughn.smith@nyse.com. Sincerely, cc: Thomas R. Kubera, SIFCO Industries, Inc. Paul Dorfman, Intercontinental Exchange, Inc. | NYSE Deoclides Machado, NYSE Regulation Tanya Hoos, CPA Senior Director NYSE Regulation 11 Wall Street New York, NY 10005 T +1 212 656 5391 tanya.hoos@nyse.com